                                                                      Exhibit 21

Subsidiaries of Registrant

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                             Owned by its
                                                                                 Jurisdiction of                Immediate
Name of Corporation                                                                Incorporation                   Parent (1)
-------------------------------------------------------------------------------------------------------------------------
Starr                                                                                   Delaware                          (2)
SICO                                                                                      Panama                          (2)
  AIG (Registrant)(3)                                                                   Delaware                          (4)
    AICCO                                                                          New Hampshire                     100%
    AIG Asset Management Group, Inc.                                                    Delaware                     100%
    AIG Capital Partners, Inc.                                                          Delaware                     100%
    AIG Aviation, Inc.                                                                   Georgia                     100%
    AIG Capital Corp.                                                                   Delaware                     100%
    AIG Capital Management Corp.                                                        Delaware                     100%
    AIG Claim Services, Inc.                                                            Delaware                     100%
    AIG Consumer Finance, Inc.                                                          Delaware                     100%
    AIG Finance Holdings, Inc.                                                          New York                     100%
      SPC Credit Limited                                                                Hong Kong                    100%
    AIG Financial Products Corp.                                                        Delaware                     100%
    AIG Funding, Inc.                                                                   Delaware                     100%
    AIG Global Investment Group, Inc.                                                   Delaware                     100%
    AIG Global Trade & Political Risk Insurance Company                               New Jersey                     100%
    AIG Life Insurance Company                                                          Delaware                    78.9% (5)
    AIG Life Insurance Company of Puerto Rico                                        Puerto Rico                     100%
    AIG Marketing, Inc.                                                                 Delaware                     100%
    AIG Risk Management, Inc.                                                           New York                     100%
    AIG Trading Group Inc.                                                              Delaware                      80%
    AIU Insurance Company                                                               New York                      52% (6)
    AIU North America, Inc.                                                             New York                     100%
    American Home                                                                       New York                     100%
      AIG Hawaii Insurance Company, Inc.                                                  Hawaii                     100%
      American International Insurance Company                                          New York                     100%
        American International Insurance Company of California, Inc.                  California                     100%
        American International Insurance Company of New Jersey                        New Jersey                     100%
        Minnesota Insurance Company                                                    Minnesota                     100%
      Transatlantic Holdings, Inc.                                                      Delaware                   33.98% (7)
    American International Assurance Life Company, Ltd.                                   Canada                     100%
    American International Group Data Center, Inc.                                 New Hampshire                     100%
    American International Life Assurance Company of New York                           New York                   77.52% (8)
    American International Reinsurance Company Limited                                   Bermuda                     100%
      AIA                                                                              Hong Kong                     100%
        Australian American Assurance Company Limited                                  Australia                     100%
      American International Assurance Company (Bermuda) Limited                         Bermuda                     100%
      Nan Shan Life Insurance Company, Ltd.                                               Taiwan                   94.12%
    American International Underwriters Corporation                                     New York                     100%
    AIUO                                                                                 Bermuda                     100%
      AIG Europe (Ireland) Ltd.                                                          Ireland                     100%
      Universal Insurance Co., Ltd.                                                     Thailand                     100%
      Interamericana Compania de Seguros Gerais (Brazil)                                  Brazil                     100%
      La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima             Guatemala                     100%
      American International Insurance Company of Puerto Rico                        Puerto Rico                     100%
      La Interamerica Compania de Seguros Generales S.A.                                Colombia                     100%
      American International Underwriters G.m.b.H.                                       Germany                     100%
      Underwriters Adjustment Company, Inc.                                               Panama                     100%

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                             Owned by its
                                                                                 Jurisdiction of                Immediate
Name of Corporation                                                                Incorporation                   Parent (1)
-------------------------------------------------------------------------------------------------------------------------
    American Life Insurance Company                                                     Delaware                     100%
      AIG Brasil Holding Ltda.                                                            Brazil                    73.6% (9)
      Kenya American Insurance Company Limited                                             Kenya                     100%
      ALICO                                                                               France                      89%
    American Security Life Insurance Company, Ltd.                                   Switzerland                    99.8%
    Birmingham Fire Insurance Company of Pennsylvania                               Pennsylvania                     100%
    China America Insurance Company, Ltd.                                               Delaware                      50%
    Commerce and Industry Insurance Company                                             New York                     100%
    Commerce and Industry Insurance Company of Canada                                    Ontario                     100%
    Delaware American Life Insurance Company                                            Delaware                     100%
    Hawaii Insurance Consultants, Ltd.                                                    Hawaii                     100%
    The Insurance Company of the State of Pennsylvania                              Pennsylvania                     100%
    Landmark Insurance Company                                                        California                     100%
    Le Metropolitana de Seguros, C. por A.                                    Dominican Republic                     100%
    Mt. Mansfield Company, Inc.                                                          Vermont                     100%
    National Union                                                                  Pennsylvania                     100%
      American International Specialty Lines Insurance Company                            Alaska                      70% (10)
      International Lease Finance Corporation                                         California                     100%
      Lexington                                                                         Delaware                      70% (10)
        JI Accident & Fire Insurance Co. Ltd.                                              Japan                      50%
      National Union Fire Insurance Company of Louisiana                               Louisiana                     100%
    NHIG Holding Corp.                                                                  Delaware                     100%
      Audubon Insurance Company                                                        Louisiana                     100%
        Audubon Indemnity Company                                                    Mississippi                     100%
        Agency Management Corporation                                                  Louisiana                     100%
          The Gulf Agency, Inc.                                                          Alabama                     100%
      New Hampshire                                                                 Pennsylvania                     100%
        AIG Europe, S.A.                                                                  France                          (11)
        A.I. Network Corporation                                                   New Hampshire                     100%
          Marketpac International, Inc.                                                 Delaware                     100%
        American International Pacific Insurance Company                                Colorado                     100%
        American International South Insurance Company                              Pennsylvania                     100%
        Granite State Insurance Company                                             Pennsylvania                     100%
        New Hampshire Indemnity Company, Inc.                                       Pennsylvania                     100%
        AIG National Insurance Company, Inc.                                            New York                     100%
        Illinois National Insurance Co.                                                 Illinois                     100%
        New Hampshire Insurance Services, Inc.                                     New Hampshire                     100%
    PHILAM                                                                           Philippines                      99%
      Pacific Union Assurance Company                                                 California                     100%
      The Philippine American General Insurance Company, Inc.                        Philippines                     100%
        Philam Insurance Company, Inc.                                               Philippines                     100%
        The Philippine American Assurance Company, Inc.                              Philippines                      25%
    Pine Street Real Estate Holdings Corp.                                         New Hampshire                          (12)
      American International Realty Corp.                                               Delaware                     100%


                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                             Owned by its
                                                                                 Jurisdiction of                Immediate
Name of Corporation                                                                Incorporation                   Parent (1)
-------------------------------------------------------------------------------------------------------------------------
Risk Specialist Companies, Inc.                                                         Delaware                     100%
20th Century Insurance Company of Arizona                                                Arizona                      51%
UeberseeBank, AG                                                                     Switzerland                     100%
UGC                                                                               North Carolina                   36.31% (13)
  United Guaranty Insurance Company                                               North Carolina                     100%
  United Guaranty Mortgage Insurance Company                                      North Carolina                     100%
  United Guaranty Mortgage Insurance Company of North Carolina                    North Carolina                     100%
  United Guaranty Residential Insurance Company of North Carolina                 North Carolina                     100%
  United Guaranty Residential Insurance Company                                   North Carolina                      75% (14)
      United Guaranty Commercial Insurance Company of North Carolina              North Carolina                     100%
      United Guaranty Commercial Insurance Company                                North Carolina                     100%
      United Guaranty Credit Insurance Company                                    North Carolina                     100%
      United Guaranty Services, Inc.                                              North Carolina                     100%


================================================================================

(1)   Percentages include directors' qualifying shares.
(2) The directors and executive officers of AIG as a group own 79.50 percent of the voting common stock of Starr and 75 percent of the voting stock of SICO. Six of the directors of AIG also serve as directors of Starr and SICO.
(3) All subsidiaries listed except for minority-owned Transatlantic Holdings, Inc., which is included under the equity method, are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(4)   The common stock is owned 16.2 percent by SICO, 2.4 percent by Starr and
       3.5 percent by The Starr Foundation.
(5)   Also owned 21.1 percent by Commerce & Industry Insurance Company.
(6) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.
(7)   Also owned 15.02 percent by American International Group, Inc.
(8)   Also owned 22.48 percent by American Home.
(9)   Also owned 26.4 percent by American International Group, Inc.
(10) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.
(11)  100 percent to be held with other AIG companies.
(12)  Owned by 13 AIG subsidiaries.
(13) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(14) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.